UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2017

City Office REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1075 West Georgia Street, Suite 2010, Vancouver, British Columbia,		V6E 3C9
(Address of principal executive offices)		(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Material Definitive Agreement.

On January 10, 2017, City Office REIT, Inc. (the “Company”) and City Office REIT Operating Partnership, L.P. (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc., as representative of the several underwriters named therein (the “Underwriters”), relating to the offer and sale of 5,000,000 common shares of beneficial interest of the Company, par value $0.01 per share (the “Common Shares”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 750,000 Common Shares, which the Underwriters exercised in full on January 10, 2017. The offering is expected to close on January 13, 2017, subject to the satisfaction of customary closing conditions. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the Underwriting Agreement contained herein is qualified in its entirety by reference to such exhibit.

The offering is being conducted pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-203882) (the “Registration Statement”). The offering was made pursuant to the prospectus supplement, dated January 10, 2017, and the accompanying prospectus, dated May 18, 2015, filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended. The following documents are being filed with this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement; (ii) a validity opinion with respect to the common shares; and (iii) an opinion with respect to tax matters.

Item 9.01.	Financial Statement and Exhibits.

1.1	Underwriting Agreement, dated January 10, 2017, among City Office REIT Inc. and City Office REIT Operating Partnership, L.P. and Raymond James & Associates, Inc., as representative of the several underwriters.

5.1	Opinion of Ballard Spahr LLP.

8.1	Opinion of Hunton & Williams LLP with respect to tax matters.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2017	CITY OFFICE REIT, INC.

	By:	/s/ James Farrar
James Farrar
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 10, 2017, among City Office REIT Inc. and City Office REIT Operating Partnership, L.P. and Raymond James & Associates, Inc., as representative of the several underwriters.

5.1	Opinion of Ballard Spahr LLP.

8.1	Opinion of Hunton & Williams LLP with respect to tax matters.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1).